UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2006
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-25620 (Commission File Number)	41-1459569 (I.R.S. Employer Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (218) 327-3434
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On December 14, 2006, A.S.V., Inc. (the “Company”) sent a notice to its executive officers and directors (the “Notice”) informing them that they would be prohibited from engaging in certain transactions involving the Company’s Common Stock, $.01 par value per share, during a blackout period (the “Blackout Period”) relating to the temporary suspension of transactions in the Company’s 401(k) Plan (the “Plan”). The Notice indicated that the Blackout Period will begin on Friday, December 29, 2006 and will end on or about January 31, 2007. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Notice.

The reason for the Blackout Period is to facilitate the transition of a change in the Plan’s record keeper and investment manager. During the Blackout Period, participants in the Plan will be temporarily unable to access their accounts, request loans, withdrawals or distributions, make fund exchanges (transfers), or make contribution allocation changes. Participants will still be able to make payroll and rollover contributions and loan repayments during the Blackout Period.

The Company provided the Notice to its executive officers and directors in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR of the Securities Exchange Act of 1934. The Notice indicated that the Company’s executive officers and directors would be prohibited during the Blackout Period from purchasing, selling or otherwise acquiring or transferring any Common Stock or other equity securities of the Company acquired in connection with the executive officer’s or director’s service or employment as a director or executive officer of the Company (including exercising Company stock options and transferring into or out of Common Stock within the Plan).

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a participant in the Plan, a security holder of the Company, or other interested persons may obtain, without charge, information regarding the Blackout Period, including confirmation of the actual ending date of the Blackout Period, by contacting the Human Resource Manager in the Benefits Department at A.S.V., Inc, P.O. Box 5160, Grand Rapids, MN 55744 or by telephone at (218) 327-3434.

Item 9.01	Financial Statements and Exhibits.
d.	Exhibits

99.1	Notice of Blackout Period to Executive Officers and Directors of A.S.V., Inc. dated December 14, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 14, 2006

A.S.V., Inc.
By:	/s/ Richard A. Benson
Richard A. Benson
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Notice of Blackout Period to Executive Officers and Directors of A.S.V., Inc. dated December 14, 2006